UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2025

MONRO, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Woodcliff Drive, Suite 202, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 1 (800) 876-6676

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MNRO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2025, the Board of Directors (“Board”) of Monro, Inc. (the “Company”) appointed Nick Hawryschuk to serve as the Senior Vice President – Operations (“SVP - Operations”) of the Company effective as of February 5, 2025. Prior to his appointment as SVP - Operations, Mr. Hawryschuk, age 42, served as the Company’s Vice President – Finance and Operations since March 2024 and Vice President - Finance from August 2020 to March 2024. From 2016 to 2020, Mr. Hawryschuk was the Senior Director of Global Business Service Finance and Controller of Global Finance Shared Services at Xylem Inc., a global manufacturer of water technology.

As SVP - Operations, Mr. Hawryschuk (i) will be paid an annual base salary of $350,000; (ii) will be eligible to earn a bonus, pursuant to the terms of the Company’s annual incentive plan, of up to 60% of his base salary, upon the achievement of certain corporate objectives during each fiscal year determined by the Compensation Committee of the Board; (iii) will be eligible for a target long-term equity incentive award opportunity with a target value of $450,000 on the basis of performance targets as determined by the Compensation Committee of the Board; and (iv) will participate in the Company’s other incentive and welfare and benefit plans made available to executives.

There is no arrangement or understanding between Mr. Hawryschuk and any other person with respect to his appointment, and there are no family relationships between Mr. Hawryschuk and any director or executive officer of the Company. Neither Mr. Hawryschuk nor any of his immediate family members have been a party to any transaction with the Company, nor is any such transaction currently proposed, that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On February 10, 2025, the Company issued a press release announcing the appointment of Mr. Hawryschuk as SVP - Operations. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Report:

Exhibit Number	Description

99.1	Press Release, dated February 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC.
(Registrant)

February 10, 2025	By:	/s/ Maureen E. Mulholland
Maureen E. Mulholland
Executive Vice President – Chief Legal Officer and Secretary